UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2011 (November 8, 2010)

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	001-34198	Not Applicable
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2, Canada
(Address of Principal Executive Offices)

(905) 455-1990
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) of SunOpta Inc. (the “Company”) amends the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 2010 (the “Original 8-K”) to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K.

The Original 8-K reported the acquisition (the “Acquisition”) by Sunrich LLC (“Sunrich”), an indirect wholly-owned subsidiary of the Company, of all outstanding shares of Dahlgren & Company, Inc. (“Dahlgren”) for cash consideration of $44 million, subject to certain post-closing adjustments, plus an earn-out based on predetermined targets over the two years following the Acquisition.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired

The Consolidated Balance Sheets of Dahlgren & Company, Inc. and Subsidiary as of September 25, 2010 and September 26, 2009, and the related Consolidated Statements of Operations, Comprehensive Income, Stockholders’ Equity and Cash Flows for each of the years in the three-year period ended September 25, 2010, with accompanying Consolidated Supplementary Information, are included as Exhibit 99.1 to this Amendment.

(b)	Pro Forma Financial Information

The following Unaudited Pro-forma Consolidated Financial Statements are included as Exhibit 99.2 to this Amendment: Unaudited Pro-forma Consolidated Statement of Operations for the three quarters ended October 2, 2010; Unaudited Pro-forma Consolidated Statement of Operations for the year ended December 31, 2009; and Unaudited Pro-forma Consolidated Balance Sheet as at October 2, 2010.

The Unaudited Pro-forma Consolidated Financial Statements should be read in conjunction with:

(1)           the accompanying Notes to Unaudited Pro-forma Consolidated Financial Statements;

(2)           the accompanying Appendix 1 to Unaudited Pro-forma Consolidated Statement of Operations for the three quarters ended October 2, 2010;

(3)           the accompanying Appendix 2 to Unaudited Pro-forma Consolidated Statement of Operations for the year ended December 31, 2009;

(4)           the accompanying Notes to Appendices to Unaudited Pro-Forma Consolidated Financial Statements;

(5)           the audited financial statements of Dahlgren and related notes and supplementary information included as Exhibit 99.1 to this Amendment; and

(6)           the consolidated financial statements, the notes thereto and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the annual period ended December 31, 2009 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended October 2, 2010.

The pro-forma adjustments in the Unaudited Pro-forma Consolidated Financial Statements are based upon available information, the estimates and assumptions set forth in the notes to the Unaudited Pro-forma Financial Statements and certain assumptions that management believes are reasonable under the circumstances; however, actual amounts could differ. The pro-forma adjustments are directly attributable to the transactions described therein and are expected to have a continuing impact on the results of operations of the Company. In the opinion of management, all adjustments necessary to present fairly the Unaudited Pro-forma Consolidated Financial Statements have been made. The unaudited pro-forma consolidated financial information is for informational purposes only, is not necessarily indicative of the operating results or financial position that would have been achieved had the applicable transactions been consummated on the dates indicated, and should not be construed as being representative of the Company’s future results of operations or financial position.

(d)	Exhibits

The list of exhibits in the Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ John Dietrich

John Dietrich
Vice President, Corporate Development and Secretary

Date	January 24, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Consolidated Balance Sheets of Dahlgren & Company, Inc. and Subsidiary as of September 25, 2010 and September 26, 2009, and the related Consolidated Statements of Operations, Comprehensive Income, Stockholders’ Equity and Cash Flows for each of the years in the three-year period ended September 25, 2010, with accompanying Consolidated Supplementary Information

99.2	Unaudited Pro-forma Consolidated Statement of Operations for the three quarters ended October 2, 2010; Unaudited Pro-forma Consolidated Statement of Operations for the year ended December 31, 2009; and Unaudited Pro-forma Consolidated Balance Sheet as at October 2, 2010.

99.3	Consent of Eide Bailly LLP